Exhibit 10.9

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of May 6, 2025, is by and among FRIEDMAN INDUSTRIES, INCORPORATED, a Texas corporation (the “Borrower”), JPMORGAN CHASE BANK, N.A., a national banking association, as a Lender, Issuing Bank and Swingline Lender (as each is defined in the below-referenced Credit Agreement) and as Administrative Agent (the “Administrative Agent”) and the other lenders party to the Credit Agreement (defined below)(the “Lenders”). Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement, as amended hereby.

RECITALS:

WHEREAS, the Borrower, the other Loan Parties, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of May 19, 2021 (as the same has been amended as of the date hereof and as may be further amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower and the other Loan Parties have requested that the Lenders and Administrative Agent amend certain provisions of the Credit Agreement in the manner and on the terms and conditions provided for herein; and

NOW, THEREFORE, in consideration of the foregoing and the agreements, promises and covenants set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1:     Amendments to Credit Agreement. Effective as of the Effective Date, the Credit Agreement is hereby amended as follows:

(a)    Amendment to Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Maturity Date” in its entirety to read as follows:

““Maturity Date” means August 19, 2026 or any earlier date on which the Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof.”

SECTION 2:     No Waiver. Nothing contained in this Amendment shall be construed as a waiver by the Administrative Agent of any covenant or provision of the Credit Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between any Loan Party and the Administrative Agent, and the failure of the Administrative Agent at any time or times hereafter to require strict performance by any Loan Party of any provision thereof shall not waive, affect or diminish any rights of the Administrative Agent to thereafter demand strict compliance therewith. The Administrative Agent hereby reserves all rights granted under the Credit Agreement, the other Loan Documents, this Amendment and any other contract or instrument between any Loan Party and the Administrative Agent.

SECTION 3:     Representations and Warranties. To induce the Administrative Agent to enter into this Amendment, each Loan Party represents and warrants that:

(a)    No Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing as of the date hereof;

(b)    Representations and Warranties. As of the Effective Date and, after giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties of the Loan Parties contained in the Loan Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date; and

(c)    Authority. (i) The execution, delivery and performance by each Loan Party of this Amendment are within its respective organizational powers and have been duly authorized by all necessary corporate or limited liability company action on the part of such Person, (ii) this Amendment is the legal, valid and binding obligation of each Loan Party enforceable against such Person in accordance with its terms and (iii) neither the execution, delivery or performance by each Loan Party of this Amendment (1) violates any law or regulation, or any order or decree of any governmental authority, (2) conflicts with or results in the breach or termination of, constitutes a default under or accelerates any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound, (3) results in the creation or imposition of any Lien upon any of the Collateral (other than any Lien in favor of the Administrative Agent or a Lender), (4) violates or conflicts with the organizational or governing documentation of such Person, or (5) requires the consent, approval or authorization of, or declaration or filing with, any other Person, except for those already duly obtained.

(d)    Organizational Documents. No amendment, restatement, supplement or other modification has been made to the certificate or articles of incorporation or organization of the Borrower or to the by-laws or operating, management or partnership agreement, or any other organizational or governing documents of the Borrower since May 19, 2021.

SECTION 4:     Conditions Precedent. This Amendment shall become effective only upon the satisfaction in full, in a manner satisfactory to the Administrative Agent, of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the (“Effective Date”)):

(a)    Documentation. The Administrative Agent shall have received each of the following, each in form and substance satisfactory to the Administrative Agent, in its sole discretion, and, where applicable, each duly executed by each party thereto, other than the Administrative Agent (each of which shall be deemed to constitute a “Loan Document” pursuant to the Credit Agreement):

(i)    this Amendment or counterparts hereof;

(ii)    such other documents, instruments, and agreements as the Administrative Agent may reasonably request in connection with the transactions contemplated by this Amendment and the other Loan Documents, each in form and substance reasonably satisfactory to the Administrative Agent.

(b)    Payment of Fees. Borrower shall have paid to Administrative Agent and Lenders, any fees and expenses owing to the Administrative Agent or the Lenders pursuant to Section 9.03(a) of the Credit Agreement.

SECTION 5:     Ratification; Reference to and Effect on Loan Documents.

(a)    Ratification. Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not effect a novation of the Credit Agreement or any other Loan Document. Each of the Loan Parties hereby ratifies and reaffirms each of the terms and conditions of the Loan Documents to which it is a party and all of its obligations thereunder. Each of the Loan Parties hereby agrees that all liens and security interests securing payment of the Obligations under the Credit Agreement and each of the other Loan Documents are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations.

(b)    References. Upon the effectiveness of this Amendment, each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby.

SECTION 6:     Miscellaneous.

(a)    Successors and Assigns. This Amendment shall be binding on and shall inure to the benefit of the Loan Parties, the Administrative Agent and their respective successors and assigns.

(b)    Entire Agreement. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

(c)    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d)    Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(e)    Counterparts. This Amendment may be executed in any number of separate original counterparts (or telecopied counterparts with original execution copy to follow) and by the different parties on separate counterparts, each of which shall be deemed to be an original, but all of such counterparts shall together constitute one agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

(f)    Incorporation of Credit Agreement Provisions. The provisions contained in Section 9.09 (Governing Law; Jurisdiction; Consent to Service of Process) and Section 9.10 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(g)    RELEASE. FOR AND IN CONSIDERATION OF LENDERS’  AGREEMENTS CONTAINED HEREIN, BORROWER, TOGETHER WITH ITS PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS AND ASSIGNS, AND ITS CURRENT AND FORMER OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, AGENTS AND EMPLOYEES, AND ITS PREDECESSORS, SUCCESSORS, HEIRS AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, “RELEASORS”) HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER WAIVES AND DISCHARGES LENDERS  AND EACH OF THEIR PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS AND ASSIGNS, AND EACH OF ITS CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, AGENTS AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED THAT ANY OF THE RELEASORS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS OR OTHERWISE, INCLUDING WITHOUT LIMITATION ARISING  DIRECTLY OR INDIRECTLY FROM ANY LAWSUIT, ANY PRIOR OR EXISTING LOANS BETWEEN RELEASORS AND RELEASED PARTIES, ANY OF THE LOAN DOCUMENTS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER ANY OF THE LOAN DOCUMENTS AND/OR NEGOTIATION FOR AND EXECUTION OF THIS  AMENDMENT, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.  EACH OF THE RELEASORS  WAIVES THE BENEFITS OF ANY LAW, WHICH MAY PROVIDE IN SUBSTANCE: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE DEBTOR.” EACH OF THE RELEASORS UNDERSTANDS THE FACTS IT BELIEVES TO BE TRUE AT THE TIME OF MAKING THE RELEASE PROVIDED FOR HEREIN MAY LATER TURN OUT TO BE DIFFERENT THAN IT NOW BELIEVES, AND INFORMATION NOT NOW KNOWN OR SUSPECTED MAY LATER BE DISCOVERED.  EACH OF THE RELEASORS ACCEPTS THIS POSSIBILITY, AND EACH OF THEM ASSUMES THE RISK OF THE FACTS TURNING OUT TO BE DIFFERENT AND NEW INFORMATION BEING DISCOVERED AND EACH OF THEM FURTHER AGREES THE RELEASE PROVIDED FOR HEREIN SHALL IN ALL RESPECTS CONTINUE TO BE EFFECTIVE AND NOT SUBJECT TO TERMINATION OR RESCISSION BECAUSE OF ANY DIFFERENCE IN SUCH FACTS OR ANY NEW INFORMATION.

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IN WITNESS WHEREOF, this Amendment has been executed on the date first written above, to be effective upon satisfaction of the conditions set forth herein.

BORROWER: FRIEDMAN INDUSTRIES, INCORPORATED

By:	/s/ Alex LaRue
Name:	Alex LaRue
Title:	Chief Financial Officer

[Signature Page to Fourth Amendment to Amended and Restated Credit Agreement]

LENDERS: JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, Issuing Bank and Swingline Lender

By:	/s/ Andrew Bae
Name:	Andrew Bae
Title:	Authorized Officer

BMO HARRIS BANK N.A.

By:	/s/ Quinn Heiden
Name:	Quinn Heiden
Title:	Managing Director

[Signature Page to Fourth Amendment to Amended and Restated Credit Agreement]